EXHIIBIT (q)(1)

POWER OF ATTORNEY

We, the undersigned officers and Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Thomas E. Faust Jr., James F. Kirchner, Kimberly M. Roessiger or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date
/s/ Thomas E. Faust Jr.	Trustee/Director	July 1, 2021
Thomas E. Faust Jr.
/s/ Mark R. Fetting	Trustee/Director	July 1, 2021
Mark R. Fetting
/s/ Cynthia E. Frost	Trustee/Director	July 1, 2021
Cynthia E. Frost
/s/ George J. Gorman	Trustee/Director	July 1, 2021
George J. Gorman
/s/ Valerie A. Mosley	Trustee/Director	July 1, 2021
Valerie A. Mosley
/s/ William H. Park	Trustee/Director	July 1, 2021
William H. Park
/s/ Helen Frame Peters	Trustee/Director	July 1, 2021
Helen Frame Peters
/s/ Keith Quinton	Trustee/Director	July 1, 2021
Keith Quinton
/s/ Marcus L. Smith	Trustee/Director	July 1, 2021
Marcus L. Smith
/s/ Susan J. Sutherland	Trustee/Director	July 1, 2021
Susan J. Sutherland
/s/ Scott E. Wennerholm	Trustee/Director	July 1, 2021
Scott E. Wennerholm

POWER OF ATTORNEY

SCHEDULE A

Eaton Vance Growth Trust (“Growth Trust”)

Eaton Vance Investment Trust (“Investment Trust”)

Eaton Vance Municipals Trust (“Municipals Trust”)

Eaton Vance Municipals Trust II (“Municipals Trust II”)

Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”)

Eaton Vance NextShares Trust (“NextShares Trust”)

Eaton Vance NextShares Trust II (“NextShares Trust II”)

Eaton Vance Series Fund, Inc. (“Series Fund, Inc.”)

Eaton Vance Series Trust (“Series Trust”)

Eaton Vance Series Trust II (“Series Trust II”)

Eaton Vance Special Investment Trust (“Special Investment Trust”)

Eaton Vance Variable Trust (“Variable Trust”)

Eaton Vance California Municipal Bond Fund (“California Municipal Bond Fund”)

Eaton Vance California Municipal Income Trust (“California Municipal Income Trust”)

Eaton Vance Floating-Rate 2022 Target Term Trust (“Floating-Rate 2022 Target Term Trust”)

Eaton Vance 2021 Target Term Trust (“2021 Target Term Trust”)

Eaton Vance Limited Duration Income Fund (“Limited Duration Income Fund”)

Eaton Vance Municipal Bond Fund (“Municipal Bond Fund”)

Eaton Vance Municipal Income 2028 Term Trust (“Municipal Income 2028 Term Trust”)

Eaton Vance New York Municipal Bond Fund (“New York Municipal Bond Fund”)

Eaton Vance New York Municipal Income Trust (“New York Municipal Income Trust”)

Eaton Vance Risk-Managed Diversified Equity Income Fund (“Risk-Managed Diversified Equity Income Fund”)

Eaton Vance Short Duration Diversified Income Fund (“Short Duration Diversified Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Income Fund (“Tax-Advantaged Global Dividend Income Fund”)

Eaton Vance Tax-Managed Buy-Write Strategy Fund (“Tax-Managed Buy-Write Strategy Fund”)

Portfolio Name	Trust Name
5-to-15 Year Laddered Municipal Bond Portfolio	Eaton Vance Municipals Trust II
Eaton Vance NextShares Trust II
Core Bond Portfolio	Eaton Vance Special Investment Trust
Eaton Vance Floating Rate Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Emerging Markets Local Income Portfolio	Eaton Vance Mutual Funds Trust
Global Income Builder Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance NextShares Trust
Global Macro Absolute Return Advantage Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Capital Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Portfolio	Eaton Vance Mutual Funds Trust
Global Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Greater India Portfolio	Eaton Vance Special Investment Trust
High Income Opportunities Portfolio	Eaton Vance Mutual Funds Trust
High Yield Municipal Income Portfolio	Eaton Vance Municipals Trust II
Eaton Vance NextShares Trust II
International Income Portfolio	Eaton Vance Mutual Funds Trust
Senior Debt Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Stock Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance NextShares Trust
Eaton Vance Special Investment Trust
Tax-Managed Growth Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust
Tax-Managed International Equity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Multi-Cap Growth Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Value Portfolio	Eaton Vance Mutual Funds Trust